EXHIBIT 10s2

                          AMENDMENT TO TRUST AGREEMENT

                  THIS AGREEMENT, made as of the 1st day of November, 1993, among AMERICAN BRANDS, INC., a Delaware corporation (the "Company"), THE CHASE MANHATTAN BANK (National Association), incorporated under the laws of the United States of America (the "Trustee") and HEWITT ASSOCIATES, a partnership formed under the laws of Illinois ("Hewitt")

                             W I T N E S S E T H :

                  WHEREAS, the Company and the Trustee have entered into a Trust Agreement for the purpose of establishing a trust in order to provide a source of payments under the terms of a Compensation Agreement with Gilbert L. Klemann, II and Hewitt is designated as Trustee's Contractor thereunder; and

                  WHEREAS, the Trust Agreement sets forth the permitted investments of the assets held thereunder and it is desired to change the permitted investments;

                  NOW, THEREFORE, in consideration of the premises, the parties agree that the third sentence of Section 5.2 of the Trust Agreement is hereby amended to read as follows:

         "The investment manager shall invest the assets of the Fund solely in The Chase Manhattan Bank Fixed Income Fund to the extent practicable and otherwise in The Chase Manhattan Bank Personal Trust Market Rate Account."

                  IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be duly executed as of the day and year first written above.

                                                   AMERICAN BRANDS, INC.

Attest:

Theresa B. Fealey                                 By  Steven C. Mendenhall
-----------------------                                 ----------------------
Assistant Secretary                                    Steven C. Mendenhall
                                                       Vice President and
                                                       Chief Administrative
                                                       Officer

                                                   THE CHASE MANHATTAN BANK

Attest:

Mark W. Moore                                      By  William P. Barbeosch
-----------------------                                -----------------------
Assistant Treasurer                                    William P. Barbeosch
                                                       Vice President

                                                   HEWITT ASSOCIATES

Witness:

Barbara C. Checkin                                 By  C.L. Connolly, III
-----------------------                                -----------------------

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                  I hereby consent to the foregoing AMENDMENT.

Witness:

Dianne J. Ebner                                    By  Gilbert L. Klemann, II
-----------------------                                -----------------------
                                                       Gilbert L. Klemann, II

STATE OF CONNECTICUT )

                     : ss.:  Old Greenwich, CT-November 9, 1993

COUNTY OF FAIRFIELD  )

                  Personally appeared Steven C. Mendenhall, Vice President and Chief Administrative Officer of AMERICAN BRANDS, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and Chief Administrative Officer and the free act and deed of said Corporation, before me.

                                                      Louis F. Fernous, Jr.
                                                    --------------------------
                                                      Notary Public

STATE OF NEW YORK    )

                     : ss.:  New York, NY-November 24, 1993

COUNTY OF NEW YORK   )

                  Personally appeared William P. Barbeosch, Vice President of THE CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Corporation, before me.

                                                      Peggy J. Swarzman
                                                    --------------------------
                                                      Notary Public

STATE OF CONNECTICUT )

                     : ss.:  Old Greenwich, CT-November 10, 1993

COUNTY OF FAIRFIELD  )

                  Personally appeared Gilbert L. Klemann, II, signer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

                                                      Dianne J. Ebner
                                                    --------------------------
                                                      Notary Public

STATE OF ILLINOIS    )

                     : ss.:  Lincolnshire, IL-November 19, 1993

COUNTY OF LAKE       )

                  Personally appeared C.L. Connolly, III, Partner of HEWITT ASSOCIATES, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Partner and the free act and deed of said Partnership before me.

                                                      Gail K. Nelson
                                                    --------------------------
                                                      Notary Public